Stellar Biotechnologies' Announces Effective Date of TSX-V Voluntary Delisting

PORT HUENEME, CA -- (Marketwired - March 29, 2016) - Stellar Biotechnologies, Inc. ("Stellar") (NASDAQ: SBOT) (TSX VENTURE: KLH), the leader in sustainable manufacture of Keyhole Limpet Hemocyanin, today announced that the Company's voluntary delisting from the TSX Venture Exchange ("TSX-V") will be effective at the close of business April 8, 2016 (the "Effective Date").

Following the Effective Date, all of Stellar's common shares (the "Shares") will continue to be listed and to trade on The Nasdaq Capital Market under the Company's symbol "SBOT."

For additional information regarding the Company's Voluntary Delisting for TSX-V, please visit http://ir.stellarbiotechnologies.com/tsx-v-voluntary-delisting-faq or contact Stellar's Investor Relations at ir@stellarbiotech.com.

About Stellar Biotechnologies, Inc.

Stellar Biotechnologies, Inc. (NASDAQ: SBOT) (TSX VENTURE: KLH) is the leader in sustainable manufacture of Keyhole Limpet Hemocyanin (KLH), an important immune-stimulating protein used in wide-ranging therapeutic and diagnostic markets. KLH is both an active pharmaceutical ingredient (API) in many new immunotherapies (targeting cancer, immune disorders, Alzheimer's and inflammatory diseases) as well as a finished product for measuring immune status. Stellar Biotechnologies is unique in its proprietary methods, facilities, and KLH technology. We are committed to meeting the growing demand for commercial-scale supplies of GMP grade KLH, ensuring environmentally sound KLH production, and developing KLH-based active immunotherapies.

Visit www.stellarbiotech.com and the KLH knowledge base www.klhsite.org.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "will," "would," "could," "should," "might," "potential," or "continue" and variations or similar expressions. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance. There can be no assurance that forward-looking statements will prove to be accurate, as all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future events to differ materially from the forward-looking statements. Such risks include, but may not be limited to: general economic and business conditions; liquidity of the Company's shares on Nasdaq; technology changes; competition; changes in strategy or development plans; governmental regulations and the ability or failure to comply with U.S., Canadian or other governmental regulations; the timing of the Company's or its partners' anticipated results, including in connection with clinical trials; and other factors referenced in the Company's filings with securities regulators. For a discussion of further risks and uncertainties related to the Company's business, please refer to the Company's public company reports filed with the B.C. Securities Commission and the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and are subject to change. Except as required by law, the Company assumes no obligation to update such statements. This press release does not constitute an offer or solicitation of an offer for sale of any securities in any jurisdiction, including the United States. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of the information contained in this press release.

Stellar Biotechnologies Company Contact:
Mark A. McPartland
Vice President of Corporate Development and Communications
Phone: +1 (805) 488-2800 ext. 103
markmcp@stellarbiotech.com
www.stellarbiotech.com